UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025

Regal Rexnord Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Michigan Street, Milwaukee, Wisconsin 53203
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number: (608) 364-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

               As previously disclosed on October 29, 2025, the Board of Directors (the “Board”) of Regal Rexnord Corporation (the “Company”) is engaged in a search process to identify a successor to current Chief Executive Officer, Louis V. Pinkham.  The CEO Search Committee is comprised of three independent directors and the committee is being assisted by a leading executive search firm.  In order to allow for additional time to evaluate potential candidates, the Company and Mr. Pinkham have agreed that Mr. Pinkham will remain in the Chief Executive Officer role through June 30, 2026 or an earlier mutually agreed date (the “Transition Date”).  Mr. Pinkham will continue to serve as a member of the Board through the Transition Date.  In connection with the extended transition period, Mr. Pinkham will be eligible for the continued payment of his base salary for the period he remains employed and, with respect to each of the three months ending on the extended termination date, a cash payment of $770,833.33 representing one-twelfth of his annual target bonus and long-term incentive target amount (maximum payments of $2,312,500).

Item 7.01 Regulation FD Disclosure.

               On March 16, 2026, the Company issued a press release providing an update on the CEO search process. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

               The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Extension Agreement between the Company and Louis Pinkham, dated March 15, 2026.
10.2
Transition Agreement and General Release of Claims between the Company and Louis Pinkham, dated October 27, 2025 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 31, 2025).

99.1	Press release, dated March 16, 2026.
104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: March 16, 2026	By:	/s/ Molly Johnson
		Name:	Molly Johnson
		Title:	Vice President, Associate General Counsel & Assistant Secretary